Investor Presentation March 2019 1

Forward Looking Statements & Non-GAAP Financial Measures This Presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of MVB Financial Corp. (the “Company”) and its subsidiaries. When words such as "believes," “expects,” “anticipates,” “may,” or similar expressions occur in this Presentation, the Company is making forward-looking statements. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in the forward-looking statements contained in this Presentation. Those factors include, but are not limited to: credit risk, changes in market interest rates, competition, economic downturn or recession, and government regulation and supervision. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements. Accounting standards require the consideration of subsequent events occurring after the balance sheet date for matters that require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of a public company's financial statements when filed with the Securities and Exchange Commission. Accordingly, the consolidated financial information in this Presentation is subject to change. The Company uses certain non-GAAP financial measures, such as tangible common equity to tangible assets, to provide information useful to investors in understanding the Company’s operating performance and trends and to facilitate comparisons with the performance of the Company’s peers. The non-GAAP financial measures used may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with U.S. GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures are provided in the Appendix to this Presentation. 2

Our Why Statement /’pur-pose/ noun – the reason for which something is done or created or for purpose: which something exists. “Trusted Partners on the Financial “ Frontier – Committed to Your Success! 3

MVB Values Trust Commitment Teamwork Adaptability RLC 4

Our World Today Disruption Creates Opportunities o Uber vs Yellow Top Cabs o Netflix vs Movie Theaters o Fintech vs Banking MVB’s “Blue Ocean” Strategy Embraces Disruption “The Fintech tsunami is brewing and banks are becoming yellow top taxis in an Uber world ‐ we must modernize or become irrelevant!” ‐Larry F. Mazza, CEO & President MVB Financial Corp., June 2018 5

MVB Today The Financial Frontier MVB is an innovative financial holding company that provides banking services to individuals and corporate clients in the Mid-Atlantic region, as well as Payment and Fintech Deposit clients throughout the United States. Company Statistics Why MVB? o NASDAQ: MVBF o Consistent Growth o Market Cap: $209M (1) o Long Term History of Strong Asset Quality o Shares Outstanding: 11.6M (1) o Attractive Markets o Total Assets: $1.7B (1) o Culture for Talent Acquisition o Tangible Book Value Per Share: $12.92 (1,2) o Forward-Thinking Approach to Fintech (1) Market Cap, Shares Outstanding, Total Assets, and Tangible Book Value as of 12/31/18. (2) Non-GAAP financial measure. Please see "Non-GAAP Reconciliations" in this presentation for details. 6

MVB Portfolio of Business Complimentary Business Lines – Regional Lending with National Deposits Commercial & Mortgage Fintech Payment & Retail Deposit Services o 12 banking centers in WV and 3 in NoVa o Headquartered in Fairfax, VA o Providing services to corporate clients o Commercial: Loans, Deposits and Non-interest o 17 Loan production offices in select markets o Attractive deposit gathering “blue ocean” Income; 72% of loan portfolio o Non-interest Income, Loans, Deposits opportunities o Retail: Deposits, Interchange and Fee Income, Small o Five of the 10 wealthiest counties in the U.S. are o Dedicated team Business Loans, and Consumer Loans located in the Washington D.C. metro area, according o Potential for fee income revenue as partnerships to Forbes' 2017 rankings (1) grow o Top 10 Largest Home Mortgage Lenders in Greater o Overarching focus on operational risk and compliance D.C. ranked by 2017 metro-area loan volume (2) (1) Washington Business Journal, 07/18/17. (2) Washington Business Journal, 04/06/18. 7

Fintech Strategy Execution Keep Up Get Ahead 1. Offer Solutions to  3. Become Banking  Strengthen Client  Partner for Fintech  Relationships Companies GOAL Lower Risk, Increase Positive  Higher Risk, Common in Most Banks Exposure to  Less Common in Banks Fintech trend  drivers 2. Utilize Productivity  4. Make Investments in  Enhancing Tools Fintech Companies 8

Fintech Differentiators “Distinct, Not Extinct” 2019 Growth Coming from Mix of NIB & Reasonably Priced IB Deposits How We Grow Current Portfolio Mix o Insiders to Fintech industry clients and technology partners Specialty o Robust pipeline Escrow 38% o Highly skilled & non-traditional bankers Hospitality o Fee enhancement opportunities & Gaming o Approximately 5% of Banks in the space 56% Payments o Dedicated vertical focused only on Fintech Clients Processing 6% How We Defend Pipeline Mix o Barriers to entry Cryptocurrency o Technical expertise 16% o Startup, “Yes, if” culture vs. traditional, “No, because” culture Hospitality o Needs based solution & Gaming 2% o Long sales cycle Crowd Funding Payments 7% o Selected investments in high potential clients Processing 75% Source: Company documents. 9

NIM Expansion – Outpacing Peers Active Focus on NIM & Upward Trend 4.20% 4.09% 4.00% 3.90% 3.82% 3.79% 3.80% 3.64% 108 bps 3.60% 23 bps 3.41% 3.40% 3.27% 3.22% 3.20% 3.07% 3.01% 3.00% 2014 2015 2016 2017 2018 MVBF Regional Peers Source: SEC filings and SNL Financial. Regional peers defined as public institutions headquartered in West Virginia, Maryland, Virginia, and the Washington D.C. MSA with assets between $750 million and $2.0 billion. Peer data reflects the most recent data publicly available. 10

Deposit Growth with NIB Focus NIB CAGR of 26% in Four Years $1,400,000 20% $1,231,091 18% $1,200,000 $1,092,507 $1,121,580 16.32% 16% $1,000,000 $921,924 14% $771,004 12% $800,000 10% $600,000 8.15% NIB/Total Deposits 8% $400,000 6% NIB as a % of Total Deposits Total % of as a NIB Average Balance in thousands Average 4% $200,000 2% $- 0% 2014 2015 2016 2017 2018 NOW Money market Savings IRAs CDs Noninterest bearing demand deposits NIB deposits as a % of total deposits Source: Company documents. Average balances 11

Strong Record of Organic Growth Growth with Profitability Emphasis $ in Millions Total Assets December 31, 2018 YoY Growth Highlights CAGR 17% $2,000 $1,751 $1,534 $1,384 $1,419 $1,500 Area Percent Increase $1,110 $987 $1,000 $737 Noninterest-bearing Deposits 69.6% $414 $533 $500 Service Fees 35.0% $- 2010 2011 2012 2013 2014 2015 2016 2017 2018 Loans 17.9% Net Income from Continuing Operations Equity 17.7% Net Interest Income 17.5% CAGR 21% $12.0 $12 $10 $9.0 $7.6 $8 $6.6 $6 $4.2 $4.3 $4 $2.2 $2.7 $2.7 $2 $- 2010 2011 2012 2013 2014 2015 2016 2017 2018 Source: Company documents. 12

Financial Highlights

2018 Results

- **Net income** increased **58.5%** year-over-year
- **Gross loans HFI** increased **17.9%** year-over-year
- **Deposits** increased **12.9%** year-over-year
- **Noninterest bearing deposits** increased **69.6%** year-over year
- **Stockholders' equity** increased **17.7%** year-over year
- **$16 million of subordinated debt** was converted into common stock resulting in annual **interest expense savings of $1.1 million**
- **Nonperforming loans** to total loans ratio of **0.54%**
- **Net charge-offs** to total loans ratio of **0.11%**
- **Cash dividends** of **$0.11** paid per share for full year 2018

$ in thousands, except per share	FY 2016	FY 2017	FY 2018
Balance Sheet			
Total Assets	$1,418,804	$1,534,302	$1,750,969
Gross Loans HFI	$1,052,865	$1,105,941	$1,304,366
Total Deposits	$1,107,017	$1,159,580	$1,309,154
Consolidated Capital (%)			
Tier 1 Risk-Based Ratio	11.92%	11.54%	12.02%
CET 1 Ratio	10.11%	10.55%	11.16%
Risk-Based Capital Ratio	15.36%	14.87%	13.78%
Asset Quality (%)			
NPAs / Assets (1)	0.47%	0.72%	0.53%
NCOs / Loans	0.24%	0.13%	0.11%
Reserves / Gross Loans HFI	0.86%	0.89%	0.84%
Profitability			
Net Income to Common Shareholders	$11,784	$7,077	$11,514
ROAA (2)	0.91%	0.52%	0.73%
ROAE (2)	10.50%	5.23%	7.46%
Noninterest Inc. / Operating Rev.	49.49%	47.44%	42.40%
Net Interest Margin	3.22%	3.27%	3.41%
Diluted EPS	$1.31	$0.68	$1.00

Source: SEC filings and Company documents.
Note: Reserves / Loans excludes loans held for sale.
(1) NPAs include non-accruing loans, 90+ days still accruing, and OREO.
(2) FY 2016 includes $3.9 million of net income from discontinued operations. Excluding this income, ROAA and ROAE would have been 0.63% and 7.30% and Diluted EPS would have been $0.92 for FY 2016..

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Diversified Loan Portfolio Growth & Active Management of Concentration Limits Net Loans Held for Investment Loan Portfolio Composition $1,400 450% Acquisition & Residential CRE % 400% Development - 23% $1,200 HVCRE Home Equity 350% 2% 4% $1,000 Acquisition & Consumer 300% Development 1% 7% $800 250% $600 200% In millions Based Capital 150% $400 100% $200 Commercial Commercial 50% Real Estate Commercial RE Loans as a % of Total Risk Total a % of as RE Loans Commercial Business 29% 34% $- 0% 2010 2011 2012 2013 2014 2015 2016 2017 2018 Net Loans HFI CRE Loans as a % of Total Risk-Based Capital Source: Company documents and SNL Financial. 14

Commercial Real Estate Portfolio Diversification within CRE Concentration CRE Loans AD&C Loans Apartments - Market Apartments & 17% Apartments - Multifamily Low Income 5% 1-4 Family 2% Residential Retail Commercial Owner 17% Development Occupied 14% 42% Nursing Homes 23% Nursing Homes 8% Office Storage Units 6% Office 1% Storage Units Personal Lot 26% Other 2% 2% Loans Retail Residential - Hotels Residential 2% 3% Speculative 12% Development 8% 10% Source: Company documents. 15

Consistent, Top Tier Asset Quality Non-Performing Loans / Total Loans NCOs / Average Loans 3.40% 2.86% 2.92% 0.65% 0.60% 2.90% 0.52% 2.33% 2.24% 2.35% 0.55% 2.40% 1.93% 0.45% 0.31% 1.90% 0.35% 1.35% 0.42% 0.22% 1.40% 0.95% 0.25% 0.35% 0.18% 0.12% 0.11% 0.15% 0.25% 0.10% 0.90% 1.16% 0.99% 0.17% 0.17% 0.40% 0.88% 0.77% 0.14% 0.88% 0.05% 0.12% 0.06% 0.59% 0.54% 0.07% ‐0.10% ‐0.05% 2011 2012 2013 2014 2015 2016 2017 2018 2011 2012 2013 2014 2015 2016 2017 2018 MVBF Regional Peers MVBF Regional Peers Loan Loss Reserves / Gross Loans NPAs / Assets 1.60% 1.53% 1.53% 1.43% 3.00% 2.65% 2.61% 2.59% 1.40% 1.25% 2.50% 2.16% 1.23% 1.86% 1.71% 1.20% 2.00% 1.07% 1.34% 1.50% 1.00% 0.92% 0.92% 1.00% 0.77% 0.80% 0.91% 0.89% 0.86% 0.84% 0.50% 0.12% 0.89% 0.76% 0.81% 0.79% 0.78% 0.78% 0.65% 0.72% 0.60% 0.00% 0.50% 0.47% 0.53% 2011 2012 2013 2014 2015 2016 2017 2018 2011 2012 2013 2014 2015 2016 2017 2018 MVBF Regional Peers MVBF Regional Peers Note: Nonperforming assets include nonaccruals, OREO, and 90+ days past due. Source: SEC filings and SNL Financial. Regional peers defined as public institutions headquartered in West Virginia, Maryland, Virginia, and the Washington D.C. MSA with assets between $750 million and $2.0 billion. Peer data reflects the most recent data publicly available. 16

Retail Modernization Channel Diversity o New leadership and commitment o Strategic locations for new banking centers o Enhanced consumer lending, deposits and fee income o Mix of traditional and digital o 5 FTE Call Center manages 17 ITMs at 7 banking centers Average Total Deposits per Branch $88.3 Million (1) Source: Company documents. (1) Year-to-date average balance as of 12/31/18. Excludes branches opened in 2018. 1717

MVB Mortgage Overview High Quality, Consistently Profitable Operations Historical Volume Comparison 2018 Dollar Volume by State (1) $1,800 NC/SC 33% $1,643 $1,600 $1,541 $1,447 MD $1,400 $1,339 6% DC 6% $1,200 Other 3% WV $1,000 VA 6% $838 46% $800 2018 Dollar Volume by Transaction Type (2) $600 Purchase, $400 Construction Origination & $200 Construction Refinance $- 91% 2014 2015 2016 2017 2018 Refinance Source: Company documents. (1) Volume displayed by dollars closed. 9% (2) Volume displayed by number of loans closed. 18

Strategic & Opportunistic Talent Acquisition An Independent Bank Mindset that Embraces a, “Yes, if” Culture Susquehanna Branch PMG Acacia BB&T Branches Acquisitions 2008 2012 2013 2015 Wells Fargo Insurance Recent NoVa M&A Lift Outs BB&T 2013 Disruption 2005 23 Team Members 2017/2018 12 Team Members Sold in 2016 12 Team Members HNB VA Commerce 2009- 2011 2013 11 Team Members 5 Team Members Significant Management Ownership Drives Entrepreneurial Spirit 19

Addressing Risk Management

Cost of Investing in the Future & Scalability

Risk	Mitigation
Mortgage Volatility	o Diversified geographic portfolio o Overhead management o High quality loans o Purchased loan focus
CRE Concentration	o History of strong asset quality o Management and monitoring of concentration levels o Includes owner occupied 1-4 family portfolio = $92.9M or 50% of capital
Compliance/Regulatory Risk	o Investment in team o Continuous communication with regulators o Technical expertise and experienced Fintech industry partners o Investing in regulatory technology enhancing compliance monitoring systems
Payment & Fintech Deposit Client Retention	o Building moats around clients o Extensive diligence for both parties adding to difficulty to switch o Early adopter advantage o Long technical sales cycle
Deposit Concentration & Seasonality	o Limits on total accepted per client and industry o Increased liquidity in investment portfolio o Syndicate deposits
Operating Efficiency	o Modern, efficient branch network o Technology focus o Increased due to Mortgage subsidiary o Fee income expansion

MVB's Performance Reflects "THE PRICE OF GROWTH"

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Q&A Session Thank You for Joining Us Today 21

Appendix: Non-GAAP Reconciliation NONINTEREST INCOME / OPERATING REVENUE TANGIBLE BOOK VALUE PER SHARE For the year ended, For the year ended, (Dollars in Thousands) 12/31/2016 12/31/2017 12/31/2018 (Dollars in Thousands) 12/31/2018 Total Noninterest Income $      43,205  $      40,706  $      38,640  Less: Realized Gain on Securities (1,082) (731) (327) Goodwill $                   18,480  Operating Noninterest Income $      42,123  $      39,975  $      38,313  Core Deposit Intangibles 550  Total Intangibles $                   19,030  Net Interest Income $      42,991  $      44,297  $      52,054  Plus: Operating Noninterest Income 42,123  39,975  38,313  Total Equity $                 176,773  Operating Revenue $      85,114  $      84,272  $      90,367  Less: Preferred Equity (7,834) Less: Total Intangibles (19,030) Operating Noninterest Income $      42,123  $      39,975  $      38,313  Tangible Common Equity $                 149,909  ÷ Operating Revenue 85,114  84,272  90,367  Noninterest Income / Operating Revenue (%) 49.49% 47.44% 42.40% Tangible Common Equity $                 149,909  ÷ Common Shares Outstanding (000s) 11,607  Tangible Book Value per Share ($) $                     12.92  Source: SEC filings and Company documents. 22

Contact Us MVB Financial Corp. 301 Virginia Avenue Fairmont, WV 26554 (304) 363-4800 Investor Relations Lisa McCormick MVB Financial Corp. (304) 367-8697 23